SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                  0-26483               94-3236309
(State or other jurisdiction of    (Commission          (I.R.S. Employer
    Identification Number)         File Number)   incorporation or organization)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On September 3, 2003, VaxGen, Inc. issued a statement that it had signed a binding letter of intent with the Health Protection Agency (HPA) for England and Wales to negotiate terms under which VaxGen would license U.K. rights to, and transfer technology for, its recombinant anthrax vaccine candidate. The agreement would give HPA the right to manufacture the vaccine in the United Kingdom as well as to market the vaccine in the United Kingdom and possibly other territories.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit No.        Description
-----------        -----------

99.1               Press release issued by VaxGen, Inc. on September 3, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    VaxGen, Inc.
                                                     (Registrant)


Dated: September 4, 2003                   By:  /s/ Carter A. Lee
                                               ------------------------------
                                               Carter Lee
                                               Senior Vice President
                                               Finance & Administration